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                                                                   EXHIBIT 10.13


                         Integrated Alarm Services, Inc.


                             SECURED PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW,
OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


$___________________                                               July ___2002


FOR VALUE RECEIVED, INTEGRATED ALARM SERVICES, INC., a Delaware corporation ("Company"), with its principal office at Capital Center. 5th Floor. 99 Pine Street, Albany, New York 12207, promises to pay to the order of___________________________________________________________ residing at
_________________________________ ("Holder"), or registered assigns, upon the first to occur of (i) the three year anniversary of the date hereof ("Maturity Date"), or (ii) the prepayment or call of this Note by the Company as set forth herein (the "Redemption Date"), the principal amount of __________________________ dollars ($____________), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts, together with interest on the unpaid balance of said principal amount from time to time outstanding at the rate of twelve (12%) percent per annum without compounding payable on the Maturity Date or Redemption Date, if redeemed by the Company; provided, however, that if this
Note is not paid in full, or redeemed, on or before the Maturity Date, interest shall accrue on the outstanding principal of and, to the extent permitted by law, interest on the Note from the Maturity Date up to and including the date of payment at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum interest rate allowed under applicable law. Interest only at the aforesaid rate of twelve (12%) percent per annum will be paid in monthly installments on the first business day of each month to and including the Maturity Date or Redemption Date, if redeemed by the Company. This Note shall be paid pro rata with certain additional notes of like tenor (which, together with this Note, are in the aggregate principal amount of up to $25,000,000 (collectively, the "Notes")) being issued simultaneously herewith. Payments of principal and interest are to be made at the address of the Holder designated above or at such other place as the Holder shall have notified the Company in writing at least ten (10) days before such payment is due.

         This Note is issued pursuant to an offering made by the Company through a confidential private placement memorandum dated June 25, 2002 (the "Memorandum"), a confidential purchase questionnaire ("Questionnaire") and a subscription agreement entered into between the Company and the Holder (the "Subscription Agreement"). This Note is secured by certain collateral more specifically described in the Security Agreement entered into by the Company for the benefit of the Holder and other Note Holders ("Security Agreement"). Each of the foregoing documents are available for inspection at the Company's principal office. Reference herein to the Memorandum, the Subscription Agreement, the Questionnaire and the Security Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

         The rights and remedies of the Holder hereunder are subject to the terms and conditions of the Security Agreement with respect to the appointment of Miller, Gesko & Company, Inc., as agent ("Agent") for


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the Holder thereunder and hereunder to exercise the powers delegated to it thereunder, including, without limitation, powers with respect to the enforceability and collectibility of all amounts due hereunder. Reference to the Security Agreement is made for a complete description of the rights, powers and obligations of the Agent, including the Agent's duty to act in certain circumstances at the direction of the "Required Lenders," as such term is defined in Section 5(g) thereof.

         1. Events of Default. (a) Upon the occurrence of any of the following events (herein called "Events of Default"):

                  (i) The Company shall fail to pay the principal of or interest on this Note pursuant to the terms of this Note;

                  (ii) (A) The Company shall commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (B) the Company shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (C) the Company shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (D) the Company shall make a general assignment for the benefit of creditors;

                  (iii) (A) The commencement of any proceedings or the taking of any other action against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for forty-five (45) days undismissed, unbonded or undischarged; or (B) the appointment of a receiver, conservator, trustee or similar officer for the Company for any of its property and the continuance of any of such events for forty-five (45) days undismissed, unbonded or undischarged; or (C) the issuance of a warrant of attachment, execution or similar process against any of the property of the Company and the continuance of such event for forty-five (45) days undismissed, unbonded and undischarged;

                  (iv) An "Event of Default" (as defined in the Security Agreement) shall have occurred under the Security Agreement, after giving effect to any applicable notice provisions and cure periods set forth in the Security Agreement;

                  (v) Any breach of any of the Company's representations or warranties contained in the Subscription Agreement or the Security Agreement; or

                  (vi) The Company shall fail to perform any obligation of the Company contained in the Subscription Agreement or the Security Agreement, after giving effect to any applicable notice provisions and cure periods.

then, and in any such event, the Agent shall at the request, or may with the consent of, the Required Lenders, at its option and without written notice to the Company, declare the entire principal amount of this Note then outstanding together with accrued unpaid interest thereon immediately due and payable, and the same shall


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forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. The Events of Default listed herein are solely for the purpose of protecting the interests of the Holder of this Note. If the Note is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and interest on this Note from the date of the Event of Default up to and including the date of payment at a rate equal to the lesser of fifteen (15%) percent per annum or the maximum interest rate permitted by applicable law.

                  (b) Non-Waiver and Other Remedies. No course of dealing or delay on the part of the Holder of this Note in exercising any right hereunder shall operate as a waiver or otherwise prejudice the right of the Holder of this Note. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                  (c) Collection Costs; Attorney's Fees. In the event this Note is turned over to an attorney for collection, or Holder or Agent otherwise seeks advice of an attorney in connection with the exercise or enforcement of Holder's rights hereunder, the Company agrees to pay all reasonable costs of collection, including reasonable attorney's fees and expenses and all out-of-pocket expenses incurred by the Agent in connection with such collection efforts, which amounts may, at the Holder's option, be added to the principal hereof.

         2. Obligation to Pay Principal and Interest; Covenants. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rates, and in the currency herein prescribed.

         3. Affirmative Covenants. The Company covenants and agrees that, while this Note is outstanding, it shall:

                  (a) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any properties belonging to it before the same shall be in default; provided, however, that the Company shall not be required to pay any such tax, assessment, charge or levy which is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

                  (b) Preserve its corporate existence and continue to engage in business of the same general type as conducted as of the date hereof;

                  (c) Comply in all respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements ("Requirement(s)") of all governmental bodies, departments, commissions, boards, companies or associates insuring the premises, courts, authorities, officials, or officers, which are applicable to the Company or its property; except wherein the failure to comply would not have a material adverse effect on the Company or its property; provided that nothing contained herein shall prevent the Company from contesting the validity or the application of any Requirements.

         4. Call of Notes by Company. The Company may call this Note for repayment at any time. Any call of the Notes by the Company will be in increments of one million dollars or more (the "Call Amount"). If the Company calls this Note for repayment: (a) during the first 12 months from the date of issuance, the Company will pay the Holder 103% of the principal amount of this Note as set forth in the first page hereof, plus


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all accrued and unpaid interest, (b) during the 13th to 24th month from the date of issuance, the Company will pay the Holder 102% of the principal amount of this Note as set forth in the first page hereof, plus all accrued and unpaid interest, or (c) at any time after the 24th month from the date of issuance until the Maturity Date, the Company will pay the Holder 101% of the principal amount of this Note as set forth in the first page hereof, plus all accrued and unpaid interest. Notice of the call shall be given not later than the tenth day before the date fixed for such call. Participation in each call will initially be at the option of each Holder. In the event a sufficient number of Holders elect to participate in any call and the principal amount due to such Holders equals or exceeds the Call Amount, the Company shall have the discretion to determine which Holders will participate in any such call. The Company intends to determine such participation through an unbiased lottery format. In the event that a sufficient number of Holders do not elect to participate in any call, the Company will effect the call upon all Holders on a pro rata basis.

         5. Required Consent. The Company may not modify any of the terms of this Note without the prior written consent of the Holder or the Agent.

         6. Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.



         7. Miscellaneous.

                  7.1. Benefit. This Note shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

                  7.2. Notices and Addresses. All notices, offers, acceptances and any other acts under this Note (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressee in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

          To Holder:               To Holder's address on page 1 of this Note

          With a copy to:          Miller, Gesko & Company, Inc.
                                   600 Main Seneca Building
                                   237 Main Street
                                   Buffalo, New York 14203

          To The Company:          Integrated Alarm Services, Inc.
                                   Capital Center, 5th Floor
                                   99 Pine Street
                                   Albany, New York 12207
                                   Telephone Number: (518) 449-5131
                                   Facsimile Number: (518) 449-4864



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or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or five (5) business days after mailing.

                  (a) Governing Law. This Note and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed and interpreted according to the law of the State of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

                  (b) Jurisdiction and Venue. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in New York State Supreme Court, County of Albany or in the United States District Court for the Northern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of Albany, and the United States District Court for the Northern District of New York in any such suit, action or proceeding, and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in New York State Supreme Court, County of Albany, or in the United States District Court for the Northern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding.

                  (c) Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Note.

                  (d) Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of this Note.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.



                                             Integrated Alarm Services, Inc.


                                             By: ______________________________
                                             Name:
                                             Title:




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